Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

ARTISAN SMALL CAP VALUE FUND

SUPPLEMENT DATED FEBRUARY 23, 2016

TO THE PROSPECTUS OF ARTISAN SMALL CAP VALUE FUND

DATED FEBRUARY 1, 2016

REORGANIZATION OF ARTISAN SMALL CAP VALUE FUND

INTO ARTISAN MID CAP VALUE FUND

On February 22, 2016, the board of directors (the “board” or the “directors”) of Artisan Partners Funds, Inc. (“Artisan Partners Funds”) approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) pursuant to which Artisan Small Cap Value Fund, an existing series of Artisan Partners Funds, would be reorganized with and into Artisan Mid Cap Value Fund, another existing series of Artisan Partners Funds (the “Reorganization”). The Reorganization is expected to close on or about May 23, 2016 (the “Closing Date”). After the Reorganization is completed, Artisan Small Cap Value Fund will be liquidated and terminated. The Reorganization is subject to a number of conditions, but no shareholder vote or approval will be required.

Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund have similar investment objectives, are subject to the same investment risks, and have identical fundamental policies, substantially similar cost structures, the same board of directors and the same portfolio managers. Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund have substantially similar principal investment strategies, except that while, under normal circumstances, Artisan Small Cap Value Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies, Artisan Mid Cap Value Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies.

The Reorganization should be treated as a tax-free reorganization for U.S. federal income tax purposes, and shareholders of Artisan Small Cap Value Fund should receive shares of Artisan Mid Cap Value Fund without recognition of gain or loss as a result of the Reorganization. Artisan Small Cap Value Fund may be required to make taxable distributions of its net realized gains or other income, if any, to shareholders prior to the Reorganization.

In connection with the Reorganization, holders of Investor Shares and Institutional Shares of Artisan Small Cap Value Fund will receive a number of Investor Shares or Institutional Shares, as applicable, of Artisan Mid Cap Value Fund equal in value to the net asset value of such shareholders’ Investor Shares and Institutional Shares of Artisan Small Cap Value Fund, valued at 4:00 p.m. Eastern time on the business day immediately prior to the Closing Date. Artisan Small Cap Value Fund shareholders will receive a prospectus and information statement describing the Reorganization in more detail, though no action by shareholders will be required in connection with the completion of the Reorganization.

At any time prior to 4:00 p.m. Eastern Time on the business day prior to the Closing Date, shareholders may redeem or exchange their shares of Artisan Small Cap Value Fund, as described in “Redeeming Shares” and “Exchanging Shares” in the Fund’s prospectus.

The directors reserve the right at any time to modify or eliminate the terms described above.

Please Retain This Supplement for Future Reference